SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                   FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                         August 6, 1999 (August 5, 1999)


                         Sport Supply Group, Inc.
                (Exact name of registrant as specified in its charter)



   Delaware                     1-10704           75-2241783
(State or other               (Commission File    (IRS Employer
jurisdiction of                Number)            Identification No.)
incorporation)


             1901 Diplomat Drive, Farmers Branch, Texas  75234
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (972) 484-9484


                              Not Applicable
     (Former name or former address, if changed since last report)

Item 5.  Other Events

     Incorporated herein by reference is a press release attached hereto as Exhibit 5(a) and previously released by Registrant through media sources concerning the potential acquisition of shares of Registrant's Common Stock and Registrant's Warrants by OCM Principal Opportunities Fund L.P. from Emerson Radio Corp.


Exhibits Index:

Description of Exhibit
5(a) Press Release



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Sport Supply Group, Inc.


Date:  August 6, 1999      By: /s/ John P. Walker
                               John P. Walker
                               President and Chief Financial Officer